Exhibit 99.2

BriaCell Announces Positive Pre-IND Meeting with FDA for Bria-PROS+™ for Prostate Cancer

●	BriaCell has received positive feedback from its Pre-Investigational New Drug Application (Pre-IND) meeting with FDA for Bria-PROS+™ in prostate cancer

●	The meeting provides a clear path towards filing an IND and conducting a Phase 1/2 study of Bria-PROS+™

PHILADELPHIA and VANCOUVER, British Columbia, Sept. 10, 2024 (GLOBE NEWSWIRE) — BriaCell Therapeutics Corp. (NASDAQ: BCTX, BCTXW) (TSX: BCT) (“BriaCell” or the “Company”), a clinical-stage biotechnology company that develops novel immunotherapies to transform cancer care, is pleased to announce that it has received positive feedback from its Pre-IND meeting with the U.S. Food and Drug Administration (FDA), which is a step forward to opening an IND to conduct a Phase 1/2 study of its personalized off-the-shelf immunotherapy, Bria-PROS+™, in advanced prostate cancer.

“We were truly impressed by the FDA team of experts’ keen interest in Bria-PROS+™ as a potential novel personalized approach for advanced prostate cancer,” stated Dr. William V. Williams, BriaCell’s President and CEO. “Despite numerous approved drugs, prostate cancer remains the second-leading cause of cancer death in American men. We view the FDA’s positive feedback as a major step forward in the clinical development of our Bria-PROS+™ and in our efforts to bring hope to patients and families suffering from this deadly disease.”

As a result of the Pre-IND meeting, FDA waived the animal toxicology and animal pharmacokinetic (PK) studies requirement for opening the IND, greatly simplifying the development pathway for Bria-PROS+™. Other areas of discussion included BriaCell’s plan to initiate the Phase 1/2 study pending completion of standard manufacturing and testing requirements. These interactions also inform the further development of the proprietary Bria-OTS+™ platform as the company pursues the development of Bria-BRES+™, Bria-LUNG+™ and Bria-MEL+™, for breast cancer, lung cancer and melanoma, respectively.

BriaCell is currently evaluating its personalized immunotherapy Bria-BRES™ in a phase 1/2a study in metastatic breast cancer (ClinicalTrials.gov NCT06471673).

About BriaCell Therapeutics Corp.

BriaCell is a clinical-stage biotechnology company that develops novel immunotherapies to transform cancer care. More information is available at https://briacell.com/.

Safe Harbor

This press release contains “forward-looking statements” that are subject to substantial risks and uncertainties. All statements, other than statements of historical fact, contained in this press release are forward-looking statements. Forward-looking statements contained in this press release may be identified by the use of words such as “anticipate,” “believe,” “contemplate,” “could,” “estimate,” “expect,” “intend,” “seek,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “target,” “aim,” “should,” “will,” “would,” or the negative of these words or other similar expressions, although not all forward-looking statements contain these words. Forward-looking statements, including statements about the Company’s belief of the therapeutic potential of Bria-PROS+™’s as a safe and effective treatment for prostate cancer patients, are based on BriaCell’s current expectations and are subject to inherent uncertainties, risks, and assumptions that are difficult to predict. Further, certain forward-looking statements are based on assumptions as to future events that may not prove to be accurate. These and other risks and uncertainties are described more fully under the heading “Risks and Uncertainties” in the Company’s most recent Management’s Discussion and Analysis, under the heading “Risk Factors” in the Company’s most recent Annual Information Form, and under “Risks and Uncertainties” in the Company’s other filings with the Canadian securities regulatory authorities and the U.S. Securities and Exchange Commission, all of which are available under the Company’s profiles on SEDAR+ at www.sedarplus.ca and on EDGAR at www.sec.gov. Forward-looking statements contained in this announcement are made as of this date, and BriaCell Therapeutics Corp. undertakes no duty to update such information except as required under applicable law.

Neither the Toronto Stock Exchange nor its Regulation Services Provider (as that term is defined in the policies of the Toronto Stock Exchange) accepts responsibility for the adequacy or accuracy of this release.

Contact Information

Company Contact:

William V. Williams, MD

President & CEO

1-888-485-6340

info@briacell.com

Media Relations:

Jules Abraham

CORE IR

julesa@coreir.com

Investor Relations Contact:

CORE IR

investors@briacell.com